CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
-------------------------------------------------------------
Name of Registrant: Thrivent Mutual Funds

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of her or his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: June 22, 2005                        /s/ Pamela J. Moret
                                           ----------------------
                                           Pamela J. Moret
                                           President


Date: June 22, 2005                        /s/ Randall L. Boushek
                                           ----------------------
                                           Randall L. Boushek
                                           Treasurer